UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 21, 2004

                               AMIS HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)




          DELAWARE                      000-50397                 51-0309588

(State or other jurisdiction     (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)



2300 BUCKSKIN ROAD, POCATELLO, IDAHO                                   83201
(Address of Principal Executive Offices)                             (Zip Code)

                                 (208) 233-4690
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 21, 2004 AMIS Holdings, Inc. announced consolidated financial results for the three and nine month periods ended September 25, 2004. The press release announcing these results is furnished as Exhibit 99.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
-----------       -----------
99.1              Press Release Dated October 21, 2004




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMIS HOLDINGS, INC.

Date: October 21, 2004                    By: /s/ David Henry
      ----------------                    --------------------------------------
                                          Name:  David Henry
                                          Title: Senior Vice President and Chief
                                                 Financial Officer